                                                                   EXHIBIT 17(c)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Information Age Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


        Signature                          Title                   Date
        ---------                          -----                   ----

                                    President, Principal
/s/   James B. Hawkes                  Executive Officer
------------------------------         and Trustee             February 14, 1997
      James B. Hawkes

                                    Treasurer and Principal
/s/   James L. O'Connor                Financial and
------------------------------         Accounting Officer      February 14, 1997
      James L. O'Connor

/s/   Edward K.Y. Chen              Trustee                    February 14, 1997
------------------------------
      Edward K.Y. Chen

/s/   Donald R. Dwight              Trustee                    February 14, 1997
------------------------------
      Donald R. Dwight

/s/   Robert Lloyd George*          Trustee                    February 14, 1997
------------------------------
      Robert Lloyd George

/s/   Samuel L. Hayes, III          Trustee                    February 14, 1997
------------------------------
      Samuel L. Hayes, III

/s/   Norton H. Reamer**            Trustee                    April 23, 1997
------------------------------
      Norton H. Reamer

/s/   John L. Thorndike             Trustee                    February 14, 1997
------------------------------
      John L. Thorndike

/s/   Jack L. Treynor               Trustee                    February 14, 1997
      Jack L. Treynor


*   Executed in Hong Kong
** Executed in Frankfurt, Germany